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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                   ----------
                                    FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                            software.net Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its Charter)

                Delaware                                 94-3212136
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(State of Incorporation or Organization)    (I.R.S. Employer Identification No.)

      3031 Tisch Way, Suite 900
        San Jose, California                               95128
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(Address of Principal Executive Offices)                 (Zip Code)


If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), please check the following box [ ]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), please check the following box [X]


               Securities Act registration statement file number
                          to which this form relates:
                                   333-51121

       Securities to be registered pursuant to Section 12(b) of the Act:

Title of Each Class                               Name of Each Exchange on Which
to be so Registered                               Each Class is to be Registered
-------------------                               ------------------------------

       None                                                      N/A

       Securities to be registered pursuant to Section 12(g) of the Act:

                         Common Stock, $0.001 par value
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                                (Title of Class)

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ITEM 1.   DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

     The information included under the heading "Description of Capital Stock" including subheadings "Common Stock," "Preferred Stock," "Warrants," "Registration Rights," and "Anti-Takeover Effects of Certain Provisions of Certificate of Incorporation" of the Registration Statement on Form S-1 of software.net Corporation (Registration No. 333-51121), as amended, (the "Registration Statement") is incorporated herein by reference. The final Prospectus to be filed by software.net Corporation pursuant to Rule 424(b) is also deemed incorporated by reference herein upon such filing.


ITEM 2.   EXHIBITS.

     The following documents are included as Exhibits as indicated, to the Registration Statement and incorporated herein by this reference:

                             REGISTRATION STATEMENT

             EXHIBIT DESCRIPTION                     EXHIBIT NUMBER
             -------------------                     --------------
             Certificate of Incorporation                 3.1
             of Registrant

             Bylaws of Registrant                         3.2

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                                   SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                   software.net Corporation


Date: June 12, 1998                By: /s/ RICHARD SCUDELLARI
                                      -----------------------------------------
                                   Name:  Richard Scudellari
                                   Title: Secretary